UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2003

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 696-6100

Item 5.    Other Events and Required FD Disclosure

Yellow Corporation (“Yellow”) and Roadway Corporation (“Roadway”) announced today the exchange ratio that will be used to calculate the merger consideration in the pending acquisition of Roadway by Yellow, assuming that the pending acquisition of Roadway by Yellow closes as expected on December 11, 2003.

The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable

(b)    Pro forma financial information.

Not applicable

(c)    Exhibits.

99.1    Press Release of Yellow Corporation dated December 4, 2003.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified as in Yellow’s Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2003

YELLOW CORPORATION

By:	/s/ Stephen L. Bruffett
Stephen L. Bruffett Vice President and Treasurer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release of Yellow Corporation dated December 4, 2003